UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

Genesis Fluid Solutions Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-148346	98-0531496
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Tender Foot Hill Road #301 Colorado Springs, CO	80906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 332-7447

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 8, 2010, Genesis Fluid Solutions Holdings, Inc. (the “Company”) appointed Robert Stempel as a member of its Board of Directors.

Mr. Stempel has not been involved in any transaction with the Company that would require disclosure under Item 404(a) of the Regulation S-K.

Item 8.01.	Other Events.

On March 15, 2010, the Company issued a press release announcing the appointment of Mr. Stempel as a member of its Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2010

GENESIS FLUID SOLUTIONS HOLDINGS, INC.

By:	/s/ Michael Hodges

Name: Title:	Michael Hodges President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 15, 2010